2nd Quarter 2025 Earnings Update The Notary Hotel

Company Presentation | August 2025 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the Risk Factors discussed in our most recent Annual Report on Form 10-K; rising interest rates and inflation; macroeconomic conditions, such as a prolonged period of weak economic growth and volatility in the capital and financial markets; uncertainty in the business sector and market volatility; general and economic business conditions affecting the lodging and travel industry; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This presentation is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | August 2025 3 Luxury $131,381 Upper Upscale $52,957 $- $50,000 $100,000 $150,000 $78 $184 2013 TTM Q2'25 +137% $233 $721 2013 TTM Q2'25 +209% $962 $2,064 12/31/2013 6/30/2025 +115% Urban, 31% Resort, 69% 8 15 2013 2024 +7 Total Assets (1)(2) Hotel EBITDA (1)(2)(4) (1) As of 6/30/25 (2) In millions (3) Torrey Pines sold in Q3’24 Number of Hotels(1) Total Hotel Rev (1)(2)(4)(6) Company Fact Sheet Since inception in 2013, we have significantly increased Gross Asset Value and EBITDA for our iconic and irreplaceable portfolio NYSE: BHR $180.4MM EQUITY MARKET CAP(1) $1.8B ENTERPRISE VALUE(1) HIGHEST RevPAR LODGING REIT 2013 5 Luxury Hotels Drive TTM Q2’25 Hotel EBITDA(1)(3)(4)(5) Resorts Drive TTM Q2’25 EBITDA(1)(3)(4) (4) TTM Q2’25 Hotel Rev and Hotel EBITDA figures are comparable (5) In thousands (6) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels 2025

Ritz-Carlton, St. Thomas Discussion Topics Industry Update Recent Results & Developments Liability Management 19 17 9 5 Appendix

Industry Update Ritz-Carlton Reserve Dorado Beach

Company Presentation | August 2025 6 Industry RevPAR Continues to Exceed 2019 Source: Lodging Analytics Research & Consulting Q2 2025 U.S. KPIs, Indexed to 2019 87 95 96 96 95 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025F Occupancy Index 95 114 119 121 123 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025F ADR Index 83 108 114 116 117 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025F RevPAR Index

Company Presentation | August 2025 7 $0 $15 $30 $45 $60 $75 $90 $105 Q2'20 Q2'21 Q2'22 Q2'23 Q2'24 Q2'25 Real RevPAR Stabilizing Real RevPAR Nominal RevPAR 0% 10% 20% 30% 40% 50% 60% 70% Q2'20 Q2'21 Q2'22 Q2'23 Q2'24 Q2'25 Occupancy Stabilized $0 $40 $80 $120 $160 Q2'20 Q2'21 Q2'22 Q2'23 Q2'24 Q2'25 Real ADR Stabilized Real ADR Nominal ADR Industry Real RevPAR & ADR Stabilizing at a New Level Source: STR $123 63% $128 55% $68 $80 Pier House Sofitel Chicago Magnificent Mile

Company Presentation | August 2025 8 Luxury RevPAR Growth Forecasted Source: Lodging Analytics Research & Consulting Q2 2025 0.1% 4.0% 4.1% 0.1% 3.0% 3.1% -0.7% 1.0% 0.3% -0.6% 1.6% 1.0% 0.0% -0.2% -0.7% 0.3% 0.6% 1.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Luxury Upper Upscale Upscale Upper Midscale Midscale Economy 2025 Forecasted Growth YoY

Recent Results & Developments Hotel Yountville

Company Presentation | August 2025 10 Comparable Hotel Operating Results(1) 2025 Q2 2024 Q2 % Variance 2025(2) ADR(3) $443 $439 0.9% Occupancy(3) 71.9% 71.5% 0.6% RevPAR(3) $318 $314 1.5% Total Hotel Revenue(3)(4) $179,943 $174,195 3.3% Hotel EBITDA(4) $47,805 $46,091 3.7% Hotel EBITDA Margin 26.6% 26.5% 0.1% (1) Includes all hotels owned as of June 30, 2025 (2) Full year 2020 – 2024 amounts not restated for the sale of Torrey Pines; TTM Q2 ’25 amounts exclude the results of Torrey Pines (3) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels (4) In thousands (5) Comparable results as reported in Earnings Releases: 2020 as reported on 2/25/2021; 2021 as reported on 2/24/2022; 2022 as reported on 2/22/2023; 2023 as reported on 2/29/2024; and 2024 as reported on 2/26/2025 (6) Actual results as reported in Earnings Releases: 2024 as reported on 2/26/2025 and TTM Q2’25 as reported on 7/31/2025. Actual results for 2024 and TTM Q2’25 include the 15 hotels owned as of June 30, 2025 as well as Torrey Pines through its disposition date in July 2024 HOTEL EBITDA(1)(2)(5)(6)REVPAR(1)(2)(3)(5)(6) Strong Hotel EBITDA Growth on Improved Margins $101 $238 $312 $307 $311 $322 $- $50 $100 $150 $200 $250 $300 $350 2020 2021 2022 2023 2024 TTM Q2'25 $13.9 $142.5 $221.9 $206.4 $188.1 $184.3 $- $50 $100 $150 $200 $250 2020 2021 2022 2023 2024 TTM Q2'25 (I n m ill io n s)

Company Presentation | August 2025 11 YoY ADR & Occupancy Growth by Property ADR – Q2 ‘25 YoY Variance Occupancy – Q2 ‘25 YoY Variance 10.3% 7.8% 2.8% 2.0% 1.5% 0.9% 0.0% -0.7% -1.7% -2.1% -3.1% -3.1% -3.7% -4.2% -6.7% -10.3% -12.5% -10.0% -7.5% -5.0% -2.5% 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% 16.2% 14.4% 10.0% 7.6% 5.4% 5.4% 4.2% 2.8% 0.6% 0.0% -0.2% -0.7% -4.5% -5.1% -10.5% -28.6%-30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% Key: Resort Urban Portfolio

Company Presentation | August 2025 12 YoY RevPAR Growth by Property RevPAR (1)(2) – Q2 ‘25 YoY Variance Key Observations Resort RevPAR in Q2 ‘25 was up 1.6% YoY and up 50.3% vs. Q2 ‘19 Average RevPAR in Q2 ‘25 was up 1.5% YoY and up 24.1% vs. Q2 ‘19 Urban RevPAR in Q2 ‘25 was up 1.3% YoY and up 1.0% vs. Q2 ‘19 17.6% 16.2% 13.8% 11.7% 2.1% 2.0% 1.5% 1.1% 0.9% -0.9% -3.5% -4.4% -5.1% -10.9% -14.3% -23.1%-25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% Key: Resort Urban Portfolio (1) Same-store data for the current 15 hotel assets held by BHR following the sale of Torrey Pines (2) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels

Company Presentation | August 2025 13 Balanced Performance Between Resorts and Urban Properties Bardessono Quarter Highlights • Portfolio RevPAR growth of 1.5% translated into 3.7% EBITDA growth for the quarter • Resorts posted strong Y-O-Y EBITDA growth of 6.9%, while Urban properties were flat • EBITDA contribution balanced between Resorts and Urban properties • Best performing properties were The Clancy (benefiting from a stronger conference calendar and improved market share ) and Ritz-Carlton Lake Tahoe (coming off a renovation last year). • Worst performing properties were The Cameo (now struggling in the aftermath of the LA wildfires) and Park Hyatt Beaver Creek (under renovation) (1) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels (2) In thousands (3) Please refer to slides 20-33 for a reconciliation to the most directly comparable non-GAAP financial metric

Company Presentation | August 2025 14 Ritz-Carlton Drives Q2 2025 TTM Hotel EBITDA(1)(2) (1) Comparable TTM as of 6/30/25, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands (2) Torrey Pines sold in Q3’24 Transient Demand Drives Q2 2025 TTM Revenue(1)(2) High Exposure to Luxury Hotels and Resorts Ritz-Carlton: Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach; Independent: Bardessono, Pier House, Hotel Yountville, and Cameo Beverly Hills; Park Hyatt: Park Hyatt Beaver Creek; Marriott / Autograph: Marriott Seattle Waterfront, The Notary, and The Clancy; Hilton: Cameo Beverly Hills and Capital Hilton; Sofitel: Sofitel Chicago Magnificent Mile; Four Seasons: Four Seasons Scottsdale Luxury: Sofitel Chicago Magnificent Mile, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Bardessono, Pier House, Hotel Yountville, Cameo Beverly Hills, Park Hyatt Beaver Creek, and Four Seasons Scottsdale; Upper Upscale: Capital Hilton, Marriott Seattle Waterfront, The Notary, and The Clancy Four Seasons Scottsdale Ritz-Carlton $69,619 Marriott/ Autograph $34,717 Four Seasons $24,336 Independent $21,843 Hilton $16,524 Park Hyatt $11,234 Sofitel $6,065 $- $15,000 $30,000 $45,000 $60,000 $75,000 Transient, 73.8% Group, 23.5% Contract, 2.7%

Company Presentation | August 2025 15 AFFO/SHARE DOWN ON HIGHER EXPENSES & INTEREST RATES(1)(2)SLIGHTLY LOWER ADJUSTED EBITDARE(1)(2) Quarter Highlights Full Year Highlights Company Results Steady (1) Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively (2) 2024 Adjusted EBITDAre and 2024 AFFO and TTM Q2 '25 Adjusted EBITDAre includes the results of the 15 hotels owned in 2024 and the first two quarters of 2025 and the results of Hilton Torrey Pines through its date of disposition in July 2024 $(4.5) $87.5 $172.4 $176.7 $157.6 $150.6 $(20) $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2020 2021 2022 2023 2024 TTM Q2'25 (I n m ill io n s) $0.10 $0.20 $0.49 $0.44 $0.42 $0.40 $(0.85) $0.22 $0.43 $0.20 $0.10 $0.09 $(0.29) $0.17 $0.16 ($0.08) ($0.24) $(0.24) $0.25 $0.16 $0.04 ($0.06) $(1.60) $(1.20) $(0.80) $(0.40) $- $0.40 $0.80 $1.20 $1.60 2020 2021 2022 2023 2024 2025 (I n m ill io n s) Q1 Q2 Q3 Q4 • Adjusted funds from operations (AFFO) was $0.09 per diluted share for the quarter. • Net loss attributable to common stockholders for the quarter was $(16.0) million or $(0.24) per diluted share. • Net debt to gross assets was 44.9% at the end of the second quarter. • Capex invested during the quarter was $17.7 million. • Comparable Hotel EBITDA was $47.8 million for the quarter, reflecting an increase of 3.7% over the prior year quarter. • During the quarter, the Company redeemed approximately $14.7 million of its non-traded preferred stock in cash.

Company Presentation | August 2025 16 Major 2025 Planned Capital Expenditures Ritz-Carlton Lake Tahoe Park Hyatt Beaver Creek Hotel Yountville Cameo Beverly Hills $75M - $95M Range in Capital Expenditures Planned in 2025 • Café Blue Renovation (Completion in Q3 ’25) • Guestroom Renovation (Completion in Q4 ’25) • Hilton LXR Conversion (Completion in Q4 ’25) • Guestroom Renovation (Completion in Q4 ’25)

Liability Management Ritz-Carlton Lake Tahoe

Company Presentation | August 2025 18 $70.5 $242.6 $407.0 $275.0 $86.3 $43.4 0.0% 6.3% 3.4% 11.8% 19.7% 13.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2025 2026 2027 2028 2029 2030 (i n m il li o n s) Other Convertible Senior Notes The Ritz-Carlton Lake Tahoe % of Gross Assets Liability and Maturity Schedule Update Maturity Schedule(1) (1) Percentages reflect each year’s maturing debt as a % of total gross assets • Extended the mortgage loan secured by Ritz-Carlton Lake Tahoe to July 15, 2026 • Expecting to repay $88mm of the CMBS due 2030 from the proceeds of the sale of Marriott Seattle Waterfront Liability Update

Appendix Ritz-Carlton Sarasota

Company Presentation | August 2025 20 Indebtedness

Company Presentation | August 2025 21 Indebtedness

Company Presentation | August 2025 22 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2025 23 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2025 24 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2025 25 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2025 26 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2025 27 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2025 28 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2025 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | August 2025 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | August 2025 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | August 2025 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | August 2025 33 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | August 2025 34 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2025 35 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2025 36 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2025 37 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2025 38 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | August 2025 39 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | August 2025 40 Reconciliation of Net Income (Loss) to Adjusted FFO Q4 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | August 2025 41 Reconciliation of Net Income (Loss) to Adjusted FFO Q3 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.